UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 4, 2013

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 CityWest Blvd.
Suite 800
Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(713) 850-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2013, Geokinetics Inc. (the “Company”), Geokinetics Holdings USA, Inc., a wholly owned subsidiary of the Company (“Holdings”), and the Company’s other direct and indirect domestic subsidiaries (together with Holdings, the “Subsidiaries”) entered into Amendment One (the “Amendment”) to the Restructuring Support Agreement (the “Agreement”), dated January 15, 2013, with American Securities Opportunities Advisors, LLC (“American Securities”), Gates Capital Management, Inc. (“Gates”), and other parties thereto, as beneficial owners of, or advisors, nominees or investment managers for beneficial owners of, more than 70% in aggregate principal amount of Holdings’ 9.75% Senior Secured Notes due 2014 (collectively, the “Noteholders”), and Avista Capital Partners, L.P. and Avista Capital Partners (Offshore), L.P., the largest holders of the Company’s outstanding Series B-1 Senior Convertible Preferred Stock, Series C-1 Senior Preferred Stock and Series D Junior Preferred Stock (collectively, the “Preferred Stockholders”).  The Amendment, among other things, (i) extends the date by which the Company must commence the solicitation of votes to accept or reject the Joint Chapter 11 Plan of Reorganization of the Company and the Subsidiaries (the “Solicitation”) from January 31, 2013 to February 8, 2013 before the Noteholders may terminate the Agreement, (ii) provides that the Noteholders may terminate the Agreement if (a) the Company has not filed petitions commencing the Chapter 11 case as soon as practicable after, and in no event before, the close of the Solicitation and (b) American Securities and Gates have not executed an agreement authorizing and approving a form of shareholders’ agreement prior to the filing of petitions commencing the Chapter 11 case, and (iii) extends the deadline by which American Securities and Gates must execute an agreement authorizing and approving a form of shareholders’ agreement from February 15, 2013 to March 15, 2013 before triggering the right of the Preferred Stockholders to terminate the Agreement as to such Preferred Stockholders only.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1

Amendment One, dated February 4, 2013, to the Restructuring Support Agreement dated as of January 15, 2013, by and among the Company, Holdings, Geokinetics Services Corp., Geokinetics Processing, Inc., Geokinetics Acquisition Company, Geokinetics USA, Inc., Geokinetics International Holdings, Inc., Geokinetics Management, Inc., Geokinetics International, Inc., and Advanced Seismic Technology, Inc., the Noteholders and the Preferred Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

Date: February 7, 2013	By:	/s/ William L. Moll. Jr.
William L. Moll, Jr.
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment One, dated February 4, 2013, to the Restructuring Support Agreement dated as of January 15, 2013, by and among the Company, Holdings, Geokinetics Services Corp., Geokinetics Processing, Inc., Geokinetics Acquisition Company, Geokinetics USA, Inc., Geokinetics International Holdings, Inc., Geokinetics Management, Inc., Geokinetics International, Inc., and Advanced Seismic Technology, Inc., the Noteholders and the Preferred Stockholders